AMENDMENT NO. 15
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                               GOLDMAN SACHS TRUST



         This AMENDMENT NO. 15 dated the 1st day of August, 2000 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

                  WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

                  WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

                  WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

         The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 54 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhaned Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
         International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid
         Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:            Goldman  Sachs  Adjustable  Rate  Government  Fund,
                           Goldman  Sachs Global  Income Fund,  Goldman Sachs
                           Government  Income Fund,  Goldman Sachs  Municipal
                           Income Fund,  Goldman Sachs High Yield Fund,  Goldman
                           Sachs Short  Duration  Government  Fund,  Goldman
                           Sachs Short Duration Tax-Free Fund,  Goldman Sachs
                           Core Fixed Income Fund,  Goldman Sachs High   Yield
                           Municipal Fund,  Goldman Sachs Enhanced Income Fund,
                           Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S.
                           Equity Fund,  Goldman Sachs CORE Small Cap Equity
                           Fund,  Goldman Sachs CORE  International  Equity
                           Fund,  Goldman  Sachs  CORE  Large Cap  Growth  Fund,
                           Goldman Sachs Growth and Income Fund,  Goldman  Sachs
                           Mid Cap Value Fund,  Goldman Sachs Capital  Growth
                           Fund,  Goldman Sachs Small Cap Value Fund,  Goldman
                           Sachs  International Equity Fund,  Goldman  Sachs
                           Emerging  Markets  Equity Fund,  Goldman Sachs Asia
                           Growth Fund, Goldman Sachs Real Estate Securities
                           Fund, Goldman Sachs  International  Small Cap
                           Fund,  Goldman Sachs Japanese Equity Fund,  Goldman
                           Sachs European Equity Fund,  Goldman
                           Sachs CORE Large Cap Value Fund,  Goldman  Sachs
                           Strategic  Growth Fund,  Goldman Sachs
                           Growth  Opportunities  Fund, Goldman Sachs Internet
                           Tollkeeper Fund, Goldman Sachs Large
                           Cap Value Fund,  Goldman Sachs CORE  Tax-Managed
                           Equity Fund,  Goldman  Sachs  Research
                           Select Fund,  Goldman Sachs Growth Strategy
                           Portfolio,  Goldman Sachs Aggressive Growth
                           Strategy  Portfolio,  Goldman Sachs Balanced
                           Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs
                           Conservative Strategy Portfolio.

Class B Shares             Goldman Sachs Global Income Fund,  Goldman Sachs
                           Government  Income Fund,  Goldman Sachs
                           Municipal  Income Fund,  Goldman  Sachs High Yield
                           Fund,  Goldman  Sachs Short  Duration
                           Government Fund,  Goldman Sachs Short Duration
                           Tax-Free Fund,  Goldman Sachs Core Fixed
                           Income Fund,  Goldman  Sachs High Yield  Municipal
                           Fund,  Goldman  Sachs  Enhanced Cash
                           Fund,  Goldman Sachs Balanced Fund,  Goldman Sachs
                           CORE U.S. Equity Fund,  Goldman Sachs
                           CORE Small Cap Equity  Fund,  Goldman  Sachs
                           CORE  International  Equity  Fund,  Goldman
                           Sachs CORE Large Cap Growth Fund,  Goldman
                           Sachs Growth and Income Fund,  Goldman Sachs
                           Mid Cap Value Fund,  Goldman  Sachs Capital
                           Growth Fund,  Goldman Sachs Small Cap Value
                           Fund,  Goldman Sachs  International  Equity Fund,
                           Goldman Sachs Emerging Markets Equity
                           Fund,  Goldman  Sachs Asia Growth  Fund,  Goldman
                           Sachs  International  Small Cap Fund,
                           Goldman Sachs  Japanese  Equity Fund,  Goldman
                           Sachs CORE Large Cap Value Fund,  Goldman
                           Sachs Growth  Opportunities  Fund,  Goldman Sachs
                           Strategic  Growth Fund,  Goldman Sachs
                           Internet  Tollkeeper  Fund,  Goldman  Sachs
                           Large Cap Value  Fund,  Goldman  Sachs CORE
                           Tax-Managed  Equity Fund,  Goldman  Sachs  Research
                           Select Fund,  Institutional  Liquid
                           Assets Prime Obligations  Portfolio,  Goldman Sachs
                           Real Estate Securities Fund, Goldman
                           Sachs  European  Equity Fund,  Goldman Sachs Growth
                           Strategy  Portfolio,  Goldman Sachs
                           Aggressive  Growth  Strategy  Portfolio,  Goldman
                           Sachs  Balanced  Strategy  Portfolio,
                           Goldman  Sachs  Growth  and  Income  Strategy
                           Portfolio,   Goldman  Sachs  Conservative
                           Strategy Portfolio.

Class C Shares             Goldman Sachs Global Income Fund,  Goldman Sachs
                           Government  Income Fund,  Goldman Sachs
                           Municipal  Income Fund,  Goldman  Sachs High
                           Yield Fund,  Goldman  Sachs Short  Duration
                           Government Fund,  Goldman Sachs Short Duration
                           Tax-Free Fund,  Goldman Sachs Core Fixed
                           Income Fund,  Goldman Sachs High Yield  Municipal
                           Fund,  Goldman Sachs Enhanced  Income
                           Fund,  Goldman Sachs Balanced Fund,  Goldman
                           Sachs CORE U.S. Equity Fund,  Goldman Sachs
                           CORE Small Cap Equity  Fund,  Goldman  Sachs CORE
                           International  Equity  Fund,  Goldman
                           Sachs CORE Large Cap Growth Fund,  Goldman
                           Sachs Growth and Income Fund,  Goldman Sachs
                           Mid Cap Value Fund,  Goldman  Sachs Capital
                           Growth Fund,  Goldman Sachs Small Cap Value
                           Fund,  Goldman Sachs  International  Equity Fund,
                           Goldman Sachs Emerging Markets Equity
                           Fund,  Goldman  Sachs Asia Growth  Fund,  Goldman
                           Sachs  International  Small Cap Fund,
                           Goldman  Sachs  Japanese  Equity Fund,  Institutional
                           Liquid  Assets Prime  Obligations
                           Portfolio,  Goldman Sachs Real Estate  Securities
                           Fund,  Goldman Sachs European  Equity
                           Fund,  Goldman  Sachs CORE Large Cap Value Fund,
                           Goldman Sachs  Strategic  Growth Fund,
                           Goldman  Sachs Growth  Opportunities  Fund,
                           Goldman  Sachs  Internet  Tollkeeper  Fund,
                           Goldman  Sachs  Large Cap Value  Fund,  Goldman
                           Sachs  CORE  Tax-Managed  Equity  Fund,
                           Goldman Sachs Research  Select Fund,  Goldman
                           Sachs Growth Strategy  Portfolio,  Goldman
                           Sachs Aggressive Growth Strategy  Portfolio,
                           Goldman Sachs Balanced Strategy Portfolio,
                           Goldman  Sachs  Growth  and  Income  Strategy
                           Portfolio,   Goldman  Sachs  Conservative
                           Strategy Portfolio.

Institutional Shares:      Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Short Duration  Government
                           Fund,  Goldman Sachs Short  Duration  Tax-Free
                           Fund,  Goldman Sachs  Government  Income
                           Fund,  Goldman  Sachs  Municipal  Income  Fund,
                           Goldman  Sachs Core Fixed  Income Fund,
                           Goldman Sachs High Yield  Municipal  Fund,
                           Goldman  Sachs Global  Income Fund,  Goldman
                           Sachs High Yield Fund,  Goldman  Sachs  Enhanced
                           Income Fund,  Goldman  Sachs  Balanced
                           Fund,  Goldman Sachs Small Cap Value Fund,
                           Goldman Sachs Capital  Growth Fund,  Goldman
                           Sachs CORE Large Cap Growth Fund,  Goldman  Sachs
                           CORE U.S.  Equity Fund,  Goldman Sachs
                           CORE Small Cap Equity  Fund,  Goldman  Sachs CORE
                           International  Equity  Fund,  Goldman
                           Sachs  Growth  and  Income  Fund,  Goldman  Sachs
                           Mid Cap  Value  Fund,  Goldman  Sachs
                           International  Equity Fund,  Goldman Sachs Emerging
                           Markets Equity Fund,  Goldman Sachs
                           Asia Growth Fund,  Goldman Sachs  International
                           Small Cap Fund,  Goldman Sachs Japanese
                           Equity Fund,  Goldman Sachs Real Estate
                           Securities Fund,  Goldman Sachs European Equity
                           Fund,  Goldman  Sachs CORE Large Cap Value  Fund,
                           Goldman  Sachs  Growth  Opportunities
                           Fund,  Goldman Sachs  Strategic  Growth Fund,
                           Goldman Sachs Internet  Tollkeeper  Fund,
                           Goldman  Sachs  Large Cap Value  Fund,  Goldman
                           Sachs  CORE  Tax-Managed  Equity  Fund,
                           Goldman Sachs Research Select Fund,  Goldman
                           Sachs-Financial  Square Prime  Obligations
                           Fund, Goldman  Sachs-Financial  Square Government
                           Fund, Goldman  Sachs-Financial  Square
                           Treasury  Obligations Fund,  Goldman  Sachs-Financial
                           Square Money Market Fund, Goldman
                           Sachs-Financial  Square  Premium  Money  Market
                           Fund,  Goldman  Sachs-Financial  Square
                           Municipal  Money Market  Fund,  Goldman
                           Sachs-Financial  Square  Tax-Free  Money Market
                           Fund,  Goldman  Sachs-Financial  Square  Federal
                           Fund,  Goldman  Sachs-Financial  Square
                           Treasury  Instruments Fund,  Institutional  Liquid
                           Assets-Prime  Obligations  Portfolio,
                           Institutional Liquid Assets-Government  Portfolio,
                           Institutional Liquid Assets-Treasury
                           Obligations    Portfolio,    Institutional   Liquid
                           Assets-Money   Market   Portfolio,
                           Institutional Liquid  Assets-Federal  Portfolio,
                           Institutional  Liquid  Assets-Treasury
                           Instruments  Portfolio,  Institutional Liquid
                           Assets-Tax-Exempt  Diversified Portfolio,
                           Institutional  Liquid   Assets-Tax-Exempt  New
                           York  Portfolio,   Institutional  Liquid
                           Assets-Tax-Exempt   California  Portfolio,  Goldman
                           Sachs  Growth  Strategy  Portfolio,
                           Goldman Sachs  Aggressive  Growth Strategy
                           Portfolio,  Goldman Sachs Balanced  Strategy
                           Portfolio,   Goldman  Sachs  Growth  and  Income
                           Strategy   Portfolio,   Goldman  Sachs
                           Conservative Strategy Portfolio.

Service Shares:            Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Short Duration  Government
                           Fund,  Goldman Sachs Short  Duration  Tax-Free
                           Fund,  Goldman Sachs  Government  Income
                           Fund,  Goldman  Sachs  Municipal  Income  Fund,
                           Goldman  Sachs Core Fixed  Income Fund,
                           Goldman Sachs High Yield  Municipal  Fund,
                           Goldman  Sachs Global  Income Fund,  Goldman
                           Sachs High Yield  Fund,  Goldman  Sachs  Balanced
                           Fund,  Goldman  Sachs Small Cap Value
                           Fund,  Goldman Sachs Capital Growth Fund,  Goldman
                           Sachs CORE U.S. Equity Fund,  Goldman
                           Sachs CORE Large Cap Growth  Fund,  Goldman
                           Sachs CORE Small Cap Equity  Fund,  Goldman
                           Sachs CORE  International  Equity Fund,  Goldman
                           Sachs Growth and Income Fund,  Goldman
                           Sachs Mid Cap Value  Fund,  Goldman  Sachs
                           International  Equity  Fund,  Goldman  Sachs
                           Emerging   Markets  Equity  Fund,   Goldman  Sachs
                           Asia  Growth  Fund,   Goldman  Sachs
                           International  Small Cap Fund,  Goldman Sachs
                           Japanese  Equity Fund,  Goldman Sachs Real
                           Estate  Securities  Fund,  Goldman Sachs European
                           Equity Fund,  Goldman Sachs CORE Large
                           Cap  Value  Fund,   Goldman   Sachs   Strategic
                           Growth  Fund,   Goldman  Sachs  Growth
                           Opportunities  Fund,  Goldman Sachs Internet
                           Tollkeeper  Fund,  Goldman Sachs Large Cap
                           Value Fund,  Goldman Sachs CORE Tax-Managed
                           Equity Fund,  Goldman Sachs Research Select
                           Fund, Goldman  Sachs-Financial  Square Prime
                           Obligations Fund,  Goldman  Sachs-Financial
                           Square  Government  Fund,  Goldman  Sachs-Financial
                           Square Treasury  Obligations  Fund,
                           Goldman  Sachs-Financial  Square  Money  Market
                           Fund,  Goldman  Sachs-Financial  Square
                           Tax-Free  Money  Market Fund,  Goldman
                           Sachs-Financial  Square  Federal  Fund,  Goldman
                           Sachs-Financial  Square Treasury  Instruments Fund,
                           Institutional  Liquid  Assets-Prime
                           Obligations Portfolio,  Institutional Liquid
                           Assets-Government Portfolio,  Institutional
                           Liquid  Assets-  Treasury  Obligations  Portfolio,
                           Institutional  Liquid  Assets-Money
                           Market Portfolio,  Institutional Liquid
                           Assets-Federal  Portfolio,  Institutional Liquid
                           Assets-Treasury   Instruments   Portfolio,
                           Institutional   Liquid   Assets-Tax-Exempt
                           Diversified  Portfolio,  Institutional  Liquid
                           Assets-Tax-Exempt  New  York  Portfolio,
                           Institutional  Liquid  Assets-Tax-Exempt
                           California  Portfolio,  Goldman  Sachs  Growth
                           Strategy Portfolio,  Goldman Sachs Aggressive
                           Growth Strategy  Portfolio,  Goldman Sachs
                           Balanced  Strategy  Portfolio,  Goldman  Sachs
                           Growth  and Income  Strategy  Portfolio,
                           Goldman Sachs Conservative Strategy Portfolio.

Administration Shares:     Goldman  Sachs-Financial  Square Prime Obligations
                           Fund, Goldman  Sachs-Financial Square
                           Government Fund,  Goldman  Sachs-Financial
                           Square Treasury  Obligations  Fund,  Goldman
                           Sachs-Financial  Square Money  Market  Fund,
                           Goldman  Sachs-Financial  Square  Tax-Free
                           Money   Market   Fund,   Goldman    Sachs-Financial
                           Square   Federal   Fund,   Goldman
                           Sachs-Financial  Square Treasury  Instruments Fund,
                           Institutional  Liquid  Assets-Prime
                           Obligations Portfolio,  Institutional Liquid
                           Assets-Government Portfolio,  Institutional
                           Liquid Assets-Treasury  Obligations Portfolio,
                           Institutional Liquid Assets-Money Market
                           Portfolio,   Institutional  Liquid   Assets-Federal
                           Portfolio,   Institutional  Liquid
                           Assets-Treasury   Instruments   Portfolio,
                           Institutional   Liquid   Assets-Tax-Exempt
                           Diversified  Portfolio,  Institutional  Liquid
                           Assets-Tax- Exempt New York Portfolio and
                           Institutional  Liquid  Assets-Tax-Exempt  California
                           Portfolio,  Goldman Sachs Enhanced Income Fund.

Preferred
Administration             Shares:   Goldman    Sachs-Financial   Square   Prime
                           Obligations  Fund,  Goldman   Sachs-Financial  Square
                           Government  Fund,  Goldman   Sachs-Financial   Square
                           Treasury  Obligations Fund,  Goldman  Sachs-Financial
                           Square  Money Market  Fund,  Goldman  Sachs-Financial
                           Square   Tax-Free   Money   Market   Fund,    Goldman
                           Sachs-Financial   Square  Federal  Fund  and  Goldman
                           Sachs-Financial Square Treasury Instruments Fund.

Cash Management
Shares:                    Institutional   Liquid  Assets-Prime   Obligations
                           Portfolio,   Institutional   Liquid
                           Assets-Money  Market  Portfolio,   Institutional
                           Liquid  Assets-Government   Portfolio,
                           Institutional  Liquid  Assets-Tax-Exempt
                           Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio,
                           Institutional  Liquid  Assets-Tax-Exempt  New
                           York Portfolio.



Select Shares: Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial
                           Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

         All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                                    -----------------------------------------
                                    Ashok N. Bakhru,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    David B. Ford,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    Douglas Grip,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    John P. McNulty,
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Mary P. McPherson
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Alan A. Shuch
                                    as Trustee and not individually,

                                    ----------------------------------------
                                    William H. Springer
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Richard P. Strubel
                                    as Trustee and not individually,